Valaris plc Fleet Status Report October 25, 2019

New Contracts & Extensions Since July 25, 2019 Fleet Status Report
Floaters
•
VALARIS DS-16 (Resolute) contract with Fieldwood in the U.S. Gulf of Mexico extended by approximately 180 days from March 2020 to September 2020 due to an extension of the contract to complete the well in progress and the exercise of a 90-day option
•
VALARIS DS-15 (Renaissance) awarded a one-well contract with Murphy in the U.S. Gulf of Mexico that is expected to commence in January 2020, with an estimated duration of 65 days
•
VALARIS DS-12 awarded a four-well contract with BP offshore Angola that is expected to commence in April 2020, with an estimated duration of 200 days
•
VALARIS DS-7 contract with Burullus offshore Egypt extended by approximately 165 days from October 2019 to mid-March 2020 due to the exercise of three one-well options
•
VALARIS DS-4 awarded a one-well contract with Amni offshore Ghana that is expected to commence in early March 2020, with an estimated duration of 50 days
•
VALARIS DPS-1 contract with Woodside offshore Australia extended by seven wells, with an estimated duration of 420 days from July 2020 to September 2021
•
VALARIS 8505 contract with Eni offshore Mexico extended by three wells, with an estimated duration of 225 days from February 2020 to September 2020

Jackups
•
VALARIS JU-291 (Stavanger) contract with Equinor offshore Norway extended by two wells, with an estimated duration of 208 days from January 2020 to August 2020
•
VALARIS JU-290 (Viking) awarded a contract to provide accommodation services with Repsol offshore Norway, which commenced in October 2019, with an estimated duration of 130 days
•
VALARIS JU-248 (Gorilla VI) contract with Shell offshore Trinidad extended by one month from September 2019 to October 2019
•
VALARIS JU-248 (Gorilla VI) contract with Premier Oil in the North Sea extended by two wells, with an estimated duration of 140 days from May 2020 to September 2020; this previously disclosed contract was transferred to VALARIS JU-248 from VALARIS JU-121

Jackups (continued)
•
VALARIS JU-248 (Gorilla VI) awarded a four-well contract with Neptune Energy in the North Sea that is expected to commence in September 2020, with an estimated duration of 492 days
•
VALARIS JU-247 (Gorilla V) contract with Total in the North Sea extended by eight months from March 2020 to November 2020
•
VALARIS JU-123 contract with Premier Oil in the North Sea extended by one well, with an estimated duration of 30 days from December 2019 to January 2020
•
VALARIS JU-117 (Ralph Coffman) contract with an undisclosed operator offshore Trinidad extended by two wells, with an estimated duration of 60 days from December 2019 to February 2020
•
VALARIS JU-115 contract with Mubadala Petroleum offshore Thailand extended by two months from January 2020 to March 2020
•
VALARIS JU-107 awarded a one-well contract with SapuraOMV offshore Australia that is expected to commence in May 2020, with an estimated duration of 45 days
•
VALARIS JU-88 contract with Saudi Aramco offshore Saudi Arabia extended by 138 days from mid November 2019 to early April 2020
•
VALARIS JU-87 awarded a one-well contract with McMoRan Oil & Gas in the U.S. Gulf of Mexico, which commenced in September 2019, with a duration of 30 days

Other
•
Upon completing its previous contract in September, VALARIS 5006 was moved to Malaysia where it is cold stacked and held for sale
•
Upon completing its previous contract in September, VALARIS JU-68 was cold stacked and held for sale
•
VALARIS JU-42 (California) sold and retired from the offshore drilling fleet

New Disclosure: bolded text signifies contracts or extensions that have not been previously disclosed.

Valaris plc Fleet Status Report October 25, 2019

Contract Backlog(1) ($ millions)	4Q19	2020	2021	2022 and Beyond	Total	Contract Days(1)	4Q19	2020	2021
Drillships	$131.0	$347.1	$—	$—	$478.1	Drillships	572	1,217	—
Semisubmersibles	57.0	137.8	60.2	—	255.0	Semisubmersibles	368	764	251
Floaters	$188.0	$484.9	$60.2	$—	$733.1	Floaters	940	1,981	251

HD - Ultra-Harsh & Harsh	$91.3	$259.8	$101.4	$25.5	$478.0	HD - Ultra-Harsh & Harsh	929	2,231	961
HD & SD - Modern	82.1	192.6	124.0	57.8	456.5	HD & SD - Modern	1,070	2,628	1,672
SD - Legacy	35.5	110.5	96.8	55.3	298.1	SD - Legacy	522	1,574	1,339
Jackups	$208.9	$562.9	$322.2	$138.6	$1,232.6	Jackups	2,521	6,433	3,972

Leased Rigs	$22.7	$91.0	$67.7	$6.6	$188.0	Leased Rigs	810	3,294	2,554
Managed Rigs	19.6	78.0	77.7	3.4	178.7	Managed Rigs	184	732	730
Other	$42.3	$169.0	$145.4	$10.0	$366.7	Other	994	4,026	3,284

Total	$439.2	$1,216.8	$527.8	$148.6	$2,332.4	Total	4,455	12,440	7,507

HD = Heavy Duty; SD = Standard Duty (1) Contract backlog, contract days and average day rates as of September 30, 2019 exclusive of performance bonus, adjusted for drilling contracts signed or terminated after September 30, 2019 but prior to filing the Fleet Status Report on Form 8-K on October 24, 2019. (2) Leased rigs represents contract backlog and contract days related to bareboat charter agreements.						Average Day Rates(1)	4Q19	2020	2021
						Drillships	$229,000	$285,000	$—
						Semisubmersibles	155,000	180,000	240,000
						Floaters	$200,000	$245,000	$240,000

						HD - Ultra-Harsh & Harsh	$98,000	$116,000	$106,000
						HD & SD - Modern	77,000	73,000	74,000
						SD - Legacy	68,000	70,000	72,000
						Jackups	$83,000	$88,000	$81,000

Valaris plc Fleet Status Report October 25, 2019

Asset Type / Status / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Comments
Drillships
Marketed
VALARIS DS-18 (Relentless)	GustoMSC P10000	2015	ExxonMobil EnVen	U.S. GOM U.S. GOM	Sep. 18 Jan. 20	Dec. 19 Feb. 20	Contracted for one well. Plus two 1-well options
VALARIS DS-17 (Reliance)	GustoMSC P10000	2014	Available	Spain
VALARIS DS-16 (Resolute)	GustoMSC P10000	2014	Fieldwood	U.S. GOM	Mar. 19	Sep. 20	Plus two 90-day unpriced options
VALARIS DS-15 (Renaissance)	GustoMSC P10000	2014	Petronas Murphy	Mexico U.S. GOM	Jun. 19 Jan. 20	Oct. 19 Mar. 20	Contracted for one well. Plus one 1-well option
VALARIS DS-12	DSME 12000	2014	BP BP	Senegal Angola	Apr. 19 Apr. 20	Nov. 19 Oct. 20	----- Contracted for four wells. Plus four 1-well options
VALARIS DS-11	DSME 12000	2013	Available	Spain
VALARIS DS-10	Samsung GF12000	2017	Shell	Nigeria	Mar. 18	Mar. 20	Plus four 1-year priced options
VALARIS DS-9	Samsung GF12000	2015	Total	Brazil	Jun. 19	May 20	Contracted for four wells. Plus two 1-well options
VALARIS DS-8	Samsung GF12000	2015	Total	Angola	Nov. 15	Nov. 20	Day rate of approx. $620,000, plus approx. $14,000 p/d amortized through Nov. 20 for mobilization. Plus one 14-month priced option
VALARIS DS-7	Samsung 96K	2013	Burullus	Egypt	Apr. 19	Mar. 20	Plus five 1-well options
VALARIS DS-6	Samsung 96K	2012	Available	Spain
VALARIS DS-4	Samsung 96K	2010	Available Amni	Spain Ghana	Mar. 20	Apr. 20	Contracted for one well. Plus four 1-well options
Under Construction
VALARIS DS-14	DSME 12000		Under Construction	South Korea			Scheduled delivery date 2Q22
VALARIS DS-13	DSME 12000		Under Construction	South Korea			Scheduled delivery date 3Q21
Preservation Stacked
VALARIS DS-5	Samsung 96K	2011	Preservation Stacked(2)	Spain
VALARIS DS-3	Samsung 96K	2010	Preservation Stacked(2)	Spain
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris plc Fleet Status Report October 25, 2019

Asset Type / Status / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Comments
Semisubmersibles
Marketed
VALARIS DPS-1	F&G ExD Millennium, DP	2012	Woodside Woodside	Australia Australia	Feb. 18 Feb. 20	Aug. 19 Sep. 21	Contracted for ten wells
VALARIS 8505	ENSCO 8500 Series, DP + Moored	2012	Eni	Mexico	Jan. 19	Sep. 20	Contracted for six wells in the U.S. GOM and for five wells in Mexico. Plus five 1-well options
VALARIS 8504	ENSCO 8500 Series, DP + Moored	2011	JAPEX Available	Japan Malaysia	Apr. 19	Jul. 19
VALARIS 8503	ENSCO 8500 Series, DP + Moored	2010	Apache Kosmos	U.S. GOM U.S. GOM	Jul. 19 Sep. 19	Sep. 19 Apr. 20	Contracted for six wells. Plus one 140-day option
VALARIS MS-1	F&G ExD Millennium, Moored	2011	Available	Malaysia
VALARIS 6002	Megathyst, DP	2001	Petrobras	Brazil	Jul. 13	Jan. 20	Day rate of approx. $248,000, plus approx. $17,000 per day amortized through Dec. 19 for capital upgrades. Plus cost adjustments
VALARIS 5004	F&G Enhanced Pacesetter, Moored	1982	Mellitah	Mediterranean	Aug. 14	Mar. 20	Inspection for 14 days in 3Q19
Preservation Stacked
VALARIS 8506	ENSCO 8500 Series, DP	2012	Preservation Stacked(2)	U.S. GOM
VALARIS 8502	ENSCO 8500 Series, DP	2010	Preservation Stacked(2)	U.S. GOM
VALARIS 8501	ENSCO 8500 Series, DP	2009	Preservation Stacked(2)	U.S. GOM
VALARIS 8500	ENSCO 8500 Series, DP	2008	Preservation Stacked(2)	U.S. GOM
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris plc Fleet Status Report October 25, 2019

Segment / Asset Type / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Comments
Jackups
Heavy Duty Ultra-Harsh Environment(3)
VALARIS JU-292 (Norway)	KFELS N Class	2011	Turkish Petroleum ConocoPhillips	Turkey Norway	Nov. 18 Oct. 19	Jul. 19 Mar. 20	Plus one 6-month and one 13-month priced options
VALARIS JU-291 (Stavanger)	KFELS N Class	2011	Equinor	Norway	Oct. 19	Aug. 20	Plus three 1-well priced options and recurring 6-month priced options through Dec. 25
VALARIS JU-290 (Viking)	KFELS N Class	2010	Repsol Lundin	Norway Norway	Oct. 19 Apr. 20	Mar. 20 Dec. 20	Contracted for accommodation services Contracted for seven wells, with minimum duration of 265 days. Plus four 1-well priced options
VALARIS JU-250 (Bob Palmer)	LT Super Gorilla XL	2003	Saudi Aramco	Saudi Arabia	Jun. 18	Jun. 21	Leased to ARO Drilling(4)
VALARIS JU-249 (Gorilla VII)	LT Super Gorilla	2002	Chrysaor	UK	May 18	Nov. 19	Plus two 1-year unpriced options
VALARIS JU-248 (Gorilla VI)	LT Super Gorilla	2000	Shell Premier Neptune	Trinidad UK UK	Apr. 18 Mar. 20 Sep. 20	Oct. 19 Sep. 20 Jan. 22	Contracted for accommodation services. ----- Contracted for three wells. Contract transferred from VALARIS JU-121 Contracted for four wells. Plus two 1-well options
VALARIS JU-247 (Gorilla V)	LT Super Gorilla	1998	Total	UK	Sep. 17	Nov. 20	Plus one 3-month and one 6-month priced options
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris plc Fleet Status Report October 25, 2019

Segment / Region / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Comments
Jackups
Heavy Duty Harsh Environment(3)
VALARIS JU-123	KFELS Super A	2019	Premier Premier	UK UK	Aug. 19 Jun. 20	Jan. 20 Jul. 21	Contracted for three wells Contracted for four wells. Plus three 1-well options
VALARIS JU-122	KFELS Super A	2014	NAM Shell	UK UK	Sep. 17 Jan. 20	Sep. 19 Oct. 20	Contracted for two wells. Plus seven 1-well priced options
VALARIS JU-121	KFELS Super A	2013	ONE	Netherlands	Apr. 19	Jan. 20	Contracted for three wells. Plus three 1-well options
VALARIS JU-120	KFELS Super A	2013	Chrysaor	UK	Jul. 17	Jul. 22	Chrysaor acquired ConocoPhillips' UK North Sea operations effective October 1, 2019
VALARIS JU-102	KFELS MOD V-A	2002	Renaissance W&T Offshore GulfSlope	U.S. GOM U.S. GOM U.S. GOM	May 19 Aug. 19 Nov. 19	Aug. 19 Oct. 19 Jan. 20	Contracted for one well
VALARIS JU-101	KFELS MOD V-A	2000	Neptune Eni	Netherlands UK	Oct. 18 Oct. 19	Oct. 19 Dec. 19	Contracted for one well
VALARIS JU-100	LT Gorilla	1987	Repsol-Sinopec Faroe Petroleum	UK UK	Jun. 19 Nov. 19	Oct. 19 Jun. 20	Contracted for nine P&A wells. Plus twelve 1-well options
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris plc Fleet Status Report October 25, 2019

Segment / Region / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Comments
Jackups
Heavy Duty - Modern(3)
VALARIS JU-118 (Joe Douglas)	LT 240-C	2011	BP	Trinidad	Aug. 16	Nov. 19
VALARIS JU-117 (Ralph Coffman)	LT 240-C	2009	Undisclosed Operator	Trinidad	Jul. 19	Feb. 20	Plus three 2-well priced options
VALARIS JU-116 (Mississippi)	LT 240-C	2008	Saudi Aramco	Saudi Arabia	Dec. 18	Dec. 21	Leased to ARO Drilling(4)
VALARIS JU-115	BM Pacific Class 400	2013	Mubadala Petroleum	Thailand	Mar. 19	Mar. 20	Plus three 4-month priced options
VALARIS JU-114	BM Pacific Class 400	2012	Cold Stacked	Philippines
VALARIS JU-113	BM Pacific Class 400	2012	Cold Stacked	Philippines
VALARIS JU-111	KFELS MOD V-B	2003	Cold Stacked	Malta
VALARIS JU-110	KFELS MOD V-B	2015	North Oil Company	Qatar	Sep. 17	Sep. 20	Plus two 1-year priced options
VALARIS JU-109	KFELS MOD V-Super B	2008	Chevron	Angola	Dec. 14	Jul. 21
VALARIS JU-108	KFELS MOD V-B	2007	Saudi Aramco	Saudi Arabia	Nov. 18	Nov. 21
VALARIS JU-107	KFELS MOD V-B	2006	Chevron SapuraOMV	Australia Australia	Sep. 19 May 20	Feb. 20 Jun. 20	Plus four 30-day priced options Contracted for one well. Plus one 1-well priced option
VALARIS JU-106	KFELS MOD V-B	2005	BP	Indonesia	Jan. 18	Jan. 23	Plus 13 1-well priced options. Planned inspection for approx. 10 days in 1Q20 and 25 days in 3Q20
VALARIS JU-105	KFELS MOD V-B	2002	Preservation Stacked(2)	Singapore
VALARIS JU-104	KFELS MOD V-B	2002	ADNOC	UAE	Feb. 18	Dec. 19
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris plc Fleet Status Report October 25, 2019

Segment / Region / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Comments
Jackups
Standard Duty - Modern
VALARIS JU-148 (Earnest Dees)	LT Super 116-E	2013	Saudi Aramco	Saudi Arabia	Oct. 19	Oct. 22	Leased to ARO Drilling(4)
VALARIS JU-147 (Bess Brants)	LT Super 116-E	2013	Saudi Aramco	Saudi Arabia	Sep. 19	Sep. 22	Leased to ARO Drilling(4)
VALARIS JU-146 (EXL IV)	LT Super 116-E	2011	Saudi Aramco	Saudi Arabia	Sep. 18	Sep. 21	Leased to ARO Drilling(4)
VALARIS JU-145 (EXL III)	LT Super 116-E	2010	Cantium Available	U.S. GOM U.S. GOM	Nov. 18	Jul. 19
VALARIS JU-144 (EXL II)	LT Super 116-E	2010	BP Repsol	Trinidad Guyana	Apr. 18 Oct. 19	Aug. 19 Nov. 19	Contracted for one well
VALARIS JU-143 (EXL I)	LT Super 116-E	2010	Saudi Aramco	Saudi Arabia	Oct. 18	Oct. 21	Leased to ARO Drilling(4)
VALARIS JU-142 (112)	LT Super 116-E	2008	Cold Stacked	Malta
VALARIS JU-141	LT Super 116-E	2016	Saudi Aramco	Saudi Arabia	Aug. 18	Aug. 21
VALARIS JU-140	LT Super 116-E	2016	Saudi Aramco	Saudi Arabia	Jul. 18	Jun. 21
VALARIS JU-76	LT Super 116-C	2000	Saudi Aramco	Saudi Arabia	Jan. 15	Dec. 22	Planned inspection for approx. 60 days in 1Q20
VALARIS JU-75	LT Super 116-C	1999	Talos Available	U.S. GOM U.S. GOM	May 18	Sep. 19	-----
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris plc Fleet Status Report October 25, 2019

Segment / Region / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Comments
Jackups
Standard Duty - Legacy
VALARIS JU-96	Hitachi 250-C	1982	Saudi Aramco	Saudi Arabia	Feb. 15	Oct. 19
VALARIS JU-92	LT 116-C	1982	Chrysaor	UK	Feb. 17	Dec. 22	Chrysaor acquired ConocoPhillips' UK North Sea operations effective October 1, 2019. Planned inspection for approx. 14 days in 3Q20
VALARIS JU-88	LT 82 SD-C	1982	Saudi Aramco	Saudi Arabia	Nov. 13	Apr. 20	Day rate of approx. $65,000
VALARIS JU-87	LT 116-C	1982	McMoRan Available	U.S. GOM U.S. GOM	Sep. 19	Oct. 19	Contracted for one well
VALARIS JU-84	LT 82 SD-C	1981	Saudi Aramco	Saudi Arabia	Jan. 17	Aug. 21	Day rate of approx. $72,000. Planned inspection for approx. 60 days in 3Q20 and 60 days in 4Q20
VALARIS JU-72	Hitachi K1025N	1981	Petrofac Eni	UK UK	May 19 Dec. 19	Jul. 19 Sep. 22	Contracted for 40-well P&A program. Planned inspection for 14 days in 2Q20
VALARIS JU-71	Hitachi K1032N	1982	Preservation Stacked(2)	UK
VALARIS JU-70	Hitachi K1032N	1981	Preservation Stacked(2)	UK
VALARIS JU-67	LT 84-CE	1976	Pertamina	Indonesia	Jan. 19	May 20	Contracted for 500 days
VALARIS JU-54	F&G L-780 Mod II-C	1982	Saudi Aramco	Saudi Arabia	Sep. 14	Sep. 22	Day rate of approx. $72,000, plus approx. $5,000 per day for upgrade costs and mobilization amortized through Sep. 22
VALARIS JU-37 (Arch Rowan)	LT 116-C	1981	Saudi Aramco	Saudi Arabia	Sep. 18	Sep. 21	Leased to ARO Drilling(4)
VALARIS JU-36 (Charles Rowan)	LT 116-C	1981	Saudi Aramco	Saudi Arabia	Sep. 18	Sep. 21	Leased to ARO Drilling(4)
VALARIS JU-22 (Middletown)	LT 116-C	1980	Saudi Aramco	Saudi Arabia	Sep. 18	Sep. 21	Leased to ARO Drilling(4)
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris plc Fleet Status Report October 25, 2019

Segment / Rig	Design	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Comments
Other
Drilling Management
Thunder Horse	Deepwater Semisubmersible	BP	U.S. GOM	Jan. 17	Jan. 22	Day rate of approx. $127,000 from Apr. 19. Plus five 1-year options
Mad Dog	Deepwater Spar Drilling Rig	BP	U.S. GOM	Jan. 17	Jan. 22	Day rate of approx. $86,000 from Apr. 19. Plus five 1-year options

ARO Drilling
Jackup Rigs Owned by ARO Drilling
Gilbert Rowe	LT 116-C	Saudi Aramco	Saudi Arabia	Oct. 17	Oct. 20	Day rate of approx. $69,000
Bob Keller	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct. 17	Oct. 20	Day rate of approx. $130,000
J.P. Bussell	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct. 17	Oct. 20	Day rate of approx. $130,000
Hank Boswell	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct. 18	Oct. 21	Undisclosed day rate. Inspection for 14 days in 3Q19
Scooter Yeargain	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct. 18	Oct. 21	Undisclosed day rate
SAR 201	BM 200-H	Saudi Aramco	Saudi Arabia	Feb. 18	Feb. 21	Day rate of approx. $79,000
SAR 202	KFELS Super B	Saudi Aramco	Saudi Arabia	Oct. 17	Oct. 20	Day rate of approx. $195,000

Held for Sale
VALARIS 5006	Bingo 8000, Moored	Cold Stacked	Malaysia			Upon completion of its contract in September, the rig was moved to Malaysia where it is cold stacked and held for sale
VALARIS JU-68	LT 84-CE	Cold Stacked	U.S. GOM			Upon completion of its contract in September, the rig was cold stacked and held for sale
VALARIS JU-42 (California)	LT116-C	Sold
Changes: bolded rig names and underlined text signify changes in rig status from previous report
(1) Contract duration does not include any unexercised optional extensions. Contract end dates can vary based on how long it takes to complete the wells subject to the contract.
(2) Prior to stacking, upfront steps are taken to preserve the rig. This may include a quayside power source to dehumidify key equipment and/or provide electrical current to the hull to prevent corrosion. Also, certain equipment may be removed from the rig for storage in a temperature-controlled environment. While stacked, large equipment that remains on the rig is periodically inspected and maintained by Valaris personnel. These steps are designed to reduce the time and lower cost to reactivate the rig when market conditions improve.
(3) Heavy duty jackups are well-suited for operations in tropical revolving storm areas.
(4) Rigs leased to ARO Drilling via bareboat charter agreements to fulfill contracts between ARO Drilling and Saudi Aramco.

Valaris plc
Fleet Status Report
October 25, 2019

Legend:
Drillships
Semisubmersibles
Heavy Duty Ultra-Harsh Environment Jackups
Heavy Duty Harsh Environment Jackups
Heavy Duty Modern Jackups
Standard Duty Modern Jackups
Standard Duty Legacy Jackups

Valaris plc Fleet Status Report October 25, 2019

Additional Information Regarding this Fleet Status Report

Day Rate and Terms. The day rates reflected in this Fleet Status Report are stated in U.S. dollars and are the operating day rates charged to customers, which may include estimated contractual adjustments for changes in operating costs and/or reimbursable cost adjustments for ongoing expenses such as crew, catering, insurance and taxes. The day rates, however, do not include certain types of non-recurring revenues such as lump sum mobilization payments, revenues earned during mobilizations, revenues associated with contract preparation and other non-recurring reimbursable items such as mobilizations and capital enhancements, and the impact of the fair market value adjustments to previously acquired drilling contracts. Routine and non-routine downtime may reduce the actual revenues recognized during the contract term. Additionally, we sometimes negotiate special rates and/or day rate adjustments with customers that may reduce revenues recognized.

Forward Looking Statements. Statements contained in this Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “could,” “may,” “might,” “should,” “will” and similar words and specifically include statements involving future rig day rates including adjustments with the customer; discussions with the customer; backlog; cost adjustments; utilization; estimated rig availability; expected work commitments and contracts; contract duration, status, terms and other contract commitments; letters of intent, letters of award or other correspondence indicating an award; rig enhancement projects; new rig commitments; the expected period of time and number of rigs that will be in a shipyard for repairs, maintenance, enhancement or construction; sale leaseback transactions; scheduled delivery dates for new rigs; and the timing of delivery, mobilization, contract commencement, relocation or other movement of rigs. Such statements are subject to numerous risks, uncertainties and assumptions that may cause actual results to vary materially from those indicated, including commodity price fluctuations, customer demand, new rig supply, downtime and other risks associated with offshore rig operations; relocations; costs and difficulties related to the integration of Ensco plc and Rowan Companies plc; risks related to our joint venture with Saudi Aramco, including the timing and amount of future distributions from the joint venture or contributions to the joint venture; severe weather or hurricanes; changes in worldwide rig supply and demand, competition and technology; future levels of offshore drilling activity; governmental action, civil unrest and political and economic uncertainties; terrorism, piracy and military action; risks inherent to shipyard rig construction, repair, maintenance or enhancement; possible cancellation, suspension, repudiation, or termination of drilling contracts, including termination for convenience (without cause), as a result of mechanical difficulties, performance, customer liquidity and finances, the decline or the perceived risk of a further decline in oil and/or natural gas prices, or other reasons; our ability to enter into, and the terms of, future drilling contracts; the cancellation of letters of intent or any failure to execute definitive contracts following announcements of letters of intent, letters of award or other expected work commitments or awards; the outcome of litigation, legal proceedings, investigations or other claims or contract disputes; governmental regulatory, legislative and permitting requirements affecting drilling operations; our ability to attract and retain skilled personnel on commercially reasonable terms; environmental or other liabilities, risks or losses; debt restrictions that may limit our liquidity and flexibility; and cybersecurity risks and threats. In addition to the numerous factors described above, you should also carefully read and consider “Item 1A. Risk Factors” in Part I and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II of our most recent annual report on Form 10-K, as updated in our subsequent quarterly reports on Form 10-Q, which are available on the SEC’s website at www.sec.gov or on the Investor Relations section of our website at www.valaris.com.  Each forward-looking statement contained herein speaks only as of the date of this Fleet Status Report, and we undertake no obligation to publicly update or revise any forward looking statements, except as required by law.